                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

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                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported)           March 17, 1997


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                         JCP MASTER CREDIT CARD TRUST
                         (Issuer of the Certificates)

                             JCP RECEIVABLES, INC.
            (Exact name of registrant as specified in its charter)


         Delaware                    0-17270                   75-2231415
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)            Identification No.)

         5001 Spring Valley Road
         Dallas, Texas                             75244
(Address of principal executive offices)         (Zip Code)

(Registrant's telephone number, including area code):  (972)960-4611

Item 7. Financial Statements and Exhibits.
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The following are filed as Exhibits to this Report:

  99.1 Monthly Certificateholders' Statement - Series B for the month ended February 28, 1997.

  99.2 Monthly Certificateholders' Statement - Series C for the month ended February 28, 1997.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                JCP RECEIVABLES, INC.

Date:  March 17, 1997                           By:  /s/ Catherine A. Walther
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                                                   Catherine A. Walther
                                                   President

                               INDEX TO EXHIBITS
Exhibit
Number                Exhibit
-------               -------
99.1 Monthly Certificateholders' Statement - Series B for the month ended February 28, 1997.

99.2 Monthly Certificateholders' Statement - Series C for the month ended February 28, 1997.